UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 Or 15(d) Of The Securities Exchange Act Of 1934

Date of report (Date of earliest event reported)	April 3, 2014

PHOTRONICS, INC.
(Exact name of registrant as specified in its charter)

Connecticut	0-15451	06-0854886
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

15 Secor Road, Brookfield, CT	06804
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, including area code	(203) 775-9000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events.

     On April 3, 2014, Photronics, Inc. issued a press release announcing the successful closing of the previously announced joint venture with Dai Nippon Printing Co., Ltd. (DNP). The joint venture, Photronics DNP Mask Corporation (PDMC), will focus on serving semiconductor manufacturers in Taiwan. The closing followed regulatory approvals received from Taiwan authorities on March 28, 2014. The joint venture was effective as 12:00 a.m., Taiwan time, April 4, 2014.

     The non-cash transaction merged DNP Photomask Technology Taiwan Co., Ltd. (DPTT), a wholly owned subsidiary of DNP, into Photronics Semiconductor Mask Corporation (PSMC), a wholly owned subsidiary of Photronics. Photronics and DNP own 50.01% and 49.99%, respectively, and the financial statements will be included in the consolidated financial statements of Photronics.

     A copy of the press release is attached to this 8-K and is incorporated herein by reference.

ITEM 9.01	Financial Statements and Exhibits
(d)	Exhibits
99.1 Press release dated April 3, 2014.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHOTRONICS, INC.
(Registrant)

DATE:	April 9, 2014	BY	/s/ Richelle E. Burr
Richelle E. Burr
Vice President, General Counsel

PHOTRONICS, INC.